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                                                                    EXHIBIT 10.2

                            FORM OF CONVERTIBLE NOTE

THIS CONVERTIBLE PROMISSORY NOTE AND THE SECURITIES ISSUABLE HEREUNDER HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY OTHER APPLICABLE SECURITIES LAWS AND HAVE BEEN ISSUED IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND SUCH OTHER SECURITIES LAWS. NEITHER THIS SECURED CONVERTIBLE PROMISSORY NOTE NOR THE SECURITIES ISSUABLE HEREUNDER MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED, HYPOTHECATED OR OTHERWISE DISPOSED OF, EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO A TRANSACTION THAT IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION.

$259,202                                                     July 6, 2007
                                                             Plantation, Florida

                         GLOBAL BEVERAGE SOLUTIONS, INC.

                                   CONVERTIBLE
                                 PROMISSORY NOTE

            FOR VALUE RECEIVED, Global Beverage Solutions, Inc., a Nevada corporation ("BORROWER"), located at 2 S. University Drive, Suite 220, Plantation, Florida 33324, hereby unconditionally promises to pay to the order of Melton Management Ltd. ("LENDER"), and its successors, endorsees, transferees and assigns (together with Lender, "PURCHASER"), the principal sum of Two Hundred Fifty Nine Thousand Two Hundred and Two Dollars ($259,202). The principal amount of this Convertible Note shall be due and payable in full on August 31, 2008 (the "MATURITY DATE") in the manner provided for in SECTION 3 below, unless this Convertible Note shall have been previously converted as provided in SECTION 5 below.

            1. PURCHASE AGREEMENT. This Convertible Note has been executed and delivered by Borrower pursuant to that certain Note Purchase Agreement, dated as of July 6, 2007, between Borrower and Lender (the "PURCHASE AGREEMENT"). Borrower herein agrees with Purchaser that Borrower will perform and discharge each of its covenants and agreements contained in the Purchase Agreement as from time to time amended and supplemented, the provisions of which Purchase Agreement are hereby incorporated in this Convertible Note by reference with the same effect as if it were set forth in full. The Purchase Agreement is subject to amendment in the manner provided therein, and any such amendment shall be binding upon the Purchaser and any subsequent Purchasers of this Convertible Note. All capitalized terms used herein and not defined herein shall have the meanings given such terms in the Purchase Agreement.

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         2. INTEREST RATE LIMITATION. The parties intend to conform strictly to the applicable usury laws in effect from time to time during the term of the Convertible Note. Accordingly, if any transaction contemplated hereby would be usurious under such laws, then notwithstanding any other provision hereof: (i) the aggregate of all interest that is contracted for, charged, or received under this Convertible Note or the Purchase Agreement shall not exceed the maximum amount of interest allowed by applicable law (the "Highest Lawful Rate"), and any excess shall be promptly credited to the Borrower by the Purchaser (or, to the extent that such consideration shall have been paid, such excess shall be promptly refunded to the Borrower by the Purchaser); (ii) neither the Borrower nor any other person now or hereafter liable hereunder shall be obligated to pay the amount of such interest to the extent that it is in excess of the Highest Lawful Rate; and (iii) the effective rate of interest shall be reduced to the Highest Lawful Rate. All sums paid, or agreed to be paid, to the Purchaser for the use, forbearance, and detention of the debt of the Borrower to the Purchaser shall, to the extent permitted by applicable law, be allocated throughout the full term of the Note until payment is made in full so that the actual rate of interest does not exceed the Highest Lawful Rate in effect at any particular time during the full term thereof. If the total amount of interest paid or accrued pursuant to this Note under the foregoing provisions is less than the total amount of interest that would have accrued if a varying rate per annum equal to the interest rate under the Convertible Note had been in effect, then the Borrower agrees to pay to the Purchaser an amount equal to the difference between (x) the lesser of (A) the amount of interest that would have accrued if the Highest Lawful Rate had at all times been in effect, or (B) the amount of interest that would have accrued if a varying rate per annum equal to the interest rate under this Convertible Note had at all times been in effect, and
(y) the amount of interest accrued in accordance with the other provisions of this Convertible Note.

         3. PAYMENT. All payments of principal and all other amounts payable in respect of this Convertible Note shall be made by wire transfer in lawful money of the United States of America in immediately available Federal funds, to an account furnished to Borrower in writing for that purpose at least two (2) business days prior to the Maturity Date. Purchaser shall, before disposing of this Convertible Note or any part hereof, make a notation hereon of all principal payments previously made hereunder; PROVIDED, HOWEVER, that the failure to correctly make a notation of any payment made on this Convertible Note shall not limit or otherwise affect the obligation of Borrower under this Convertible Note with respect to any loan evidenced hereby or payments of principal on this Convertible Note.

         4. PREPAYMENT. Borrower may not prepay this Convertible Note, in whole or in part, prior to the Maturity Date, without the prior written consent of the Purchaser. Any partial prepayment shall not affect the obligation to continue to pay in full the amount of the payments hereunder until the entire unpaid principal balance hereof.

         5. CONVERSION RIGHTS. The Purchaser, and any subsequent purchaser of this Convertible Note, is entitled to the rights and benefits, and is subject to the obligations, conditions and restrictions, set forth in the Purchase Agreement, including without limitation the right to convert this Convertible
Note into certain securities of Borrower in the manner provided in the Purchase Agreement.


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         6. TRANSFERS.

         (a) By acceptance hereof, the Purchaser acknowledges that this Convertible Note and the capital stock of Borrower that may be issued upon its conversion have not been registered under the Securities Act, and Purchaser agrees not to sell, pledge, distribute, offer for sale, transfer or otherwise dispose of this Convertible Note or any capital stock issued upon its conversion in the absence of (i) an effective registration statement under the Securities Act as to this Convertible Note or such securities and registration or qualification of this Convertible Note or such securities under any applicable Blue Sky or state securities laws then in effect, or (ii) an opinion of counsel, reasonably satisfactory to Borrower, that such registration and qualification are not required. Each certificate or other instrument for capital stock issued upon the conversion of this Convertible Note shall bear a legend in the form set forth in the Purchase Agreement.

         (b) Subject to the provisions of SECTION 6(A) hereof, this Convertible Note and all rights hereunder are transferable, in whole or in part, upon surrender of the Convertible Note with a properly executed assignment, in the form prescribed by Borrower, at the principal office of Borrower; PROVIDED, HOWEVER, that, except for transfers by Purchaser of all or any portion of this Convertible Note to any parent, subsidiary or affiliate of Purchaser or to any officer, director, partner or member of any such parent, subsidiary or affiliate, this Convertible Note may not be transferred in whole or in part without the prior written consent of Borrower.

         (c) Until any transfer of this Convertible Note is made in the Convertible Note register, Borrower may treat the registered Purchaser as the absolute owner hereof for all purposes; PROVIDED, HOWEVER, that if and when this Convertible Note is properly assigned in blank, Borrower may (but shall not be required to) treat the bearer hereof as the absolute owner hereof for all purposes, notwithstanding any notice to the contrary.

         (d) Borrower will maintain a register containing the names and addresses of the registered Purchasers of this Convertible Note. Any registered Purchaser may change such registered Purchaser's address as shown on the Convertible Note register by written notice to Borrower requesting such change.

            (e) In the reasonable discretion of Borrower, Borrower may condition any transfer of all or any portion of this Convertible Note (other than a disposition satisfying the conditions set forth in clause (i) of SECTION 6(A) above) upon the transferee's delivery to Borrower of a written agreement, in form and substance reasonably satisfactory to Borrower, whereby the transferee
(i) makes such representations and warranties to and for the benefit of Borrower as are comparable to the representations and warranties of the purchaser of the Convertible Note as set forth in the Purchase Agreement, as and to the extent applicable to the proposed disposition, and (ii) agrees to be bound by the transfer restrictions set forth in this SECTION 6.

         7. TRANSFER BY BORROWER. Borrower may not assign, and no person may assume, any of the obligations of Borrower under this Convertible Note without the prior written consent of Purchaser, which consent may be granted or withheld in Purchaser's sole discretion, and any attempt to do so without such consent shall be void.


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         8. EVENTS OF DEFAULT; REMEDIES.

         (a) EVENTS OF DEFAULT. The occurrence of any of the following shall constitute an Event of Default hereunder:

         (i) Default in the payment of the principal of the indebtedness evidenced by the Convertible Note in accordance with the terms of the Convertible Note;

         (ii) A default or event of default shall occur in respect of any other indebtedness of Borrower that exceeds, in the aggregate, $100,000 and, if subject to a cure right, such default or event of default shall not be cured within the applicable cure period;

         (iii) Borrower shall be liquidated, dissolved, partitioned or terminated, or the charter thereof shall expire or be revoked;

         (iv) Borrower (i) shall generally not pay or shall be unable to pay its debts as such debts become due, or (ii) shall make an assignment for the benefit of creditors or petition or apply to any tribunal for the appointment of a custodian, receiver or trustee for it or a substantial part of its assets, or
(iii) shall commence any proceeding under any bankruptcy, reorganization, arrangement, readjustment of debt, dissolution or liquidation law or statute of any jurisdiction, whether now or hereafter in effect, or (iv) shall have had any such petition or application filed or any such proceeding commenced against it that is not dismissed within sixty (60) days, or (v) shall indicate, by any act or intentional and purposeful omission, its consent to, approval of or acquiescence in any such petition, application, proceeding or order for relief or the appointment of a custodian, receiver or trustee for it or a substantial part of its assets, or (vi) shall suffer any such custodianship, receivership or trusteeship to continue undischarged for a period of sixty (60) days or more;

         (v) Failure of Borrower to perform any of its obligations, covenants or agreements under the Purchase Agreement or any of the other Transaction Documents (other than the payment of the principal of the indebtedness evidenced by this Convertible Note, which shall be subject to SUBSECTION 8(A)(I) above and not this SUBSECTION (V));

         (vi) A default or event of default shall occur under any of the other Transaction Documents and, if subject to a cure right, such default or event of default shall not be cured within the applicable cure period;

         (vii) The Purchaser's inability to convert this Convertible Note into securities of Borrower upon written notice to Borrower as provided for in the Purchase Agreement due to Borrower's failure to comply with (and not due to the Purchaser's failure to meet all applicable investor suitability requirements of) the then-applicable requirements of all federal and state securities laws and regulatory agencies charged with enforcing securities laws as provided for in
SECTION 2.3 of the Purchase Agreement; or

         (viii) A default or event of default shall occur in respect of any agreement of the Company that requires the payment by the Company of an amount in excess of $250,000.


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         With respect to any Event of Default described above in SUBSECTIONS
(A)(V), (VI) and (VIII) that is capable of being cured and that does not already provide its own cure procedure (a "CURABLE DEFAULT"), the occurrence of such Curable Default shall not constitute an Event of Default hereunder if Borrower provides notice to Purchaser of such Curable Default in accordance with the provisions hereof within five (5) business days of Borrower learning of such default and such Curable Default is fully cured and/or corrected within thirty
(30) days of Borrower's notice thereof to Purchaser.

         (b) ACCELERATION OF MATURITY; REMEDIES. Upon the occurrence of any Event of Default described in SUBSECTION 8(A)(IV), the indebtedness evidenced by this Convertible Note shall be immediately due and payable in full; and upon the occurrence of any other Event of Default described above, Purchaser at any time thereafter may at its option accelerate the maturity of the indebtedness evidenced by this Convertible Note without notice of any kind.

         If any Event of Default shall have occurred and be continuing, from and including the date of such Event of Default to but not including the date such Event of Default is cured or waived, interest will accrue on the principal amount outstanding under the Convertible Note at an annual default rate of 16% or the maximum rate allowed by law, whichever is lower.

         In addition, upon the occurrence of any such Event of Default and the acceleration of the maturity of the indebtedness evidenced by the Convertible
Note:

         (i) Purchaser shall be immediately entitled to exercise any and all rights and remedies possessed by Purchaser pursuant to the terms of this Convertible Note and all of the other Transaction Documents; and

         (ii) Purchaser shall have any and all other rights and remedies that Purchaser may now or hereafter possess at law, in equity or by statute.

         (c) REMEDIES CUMULATIVE; NO WAIVER. No right, power or remedy conferred upon or reserved to Purchaser by this Convertible Note or any of the other Transaction Documents is intended to be exclusive of any other right, power or remedy, but each and every such right, power and remedy shall be cumulative and concurrent and shall be in addition to any other right, power and remedy given hereunder, under any of the other Transaction Documents or now or hereafter existing at law, in equity or by statute. No delay or omission by Purchaser to exercise any right, power or remedy accruing upon the occurrence of any Event of Default shall exhaust or impair any such right, power or remedy or shall be construed to be a waiver of any such Event of Default or an acquiescence therein, and every right, power and remedy given by this Convertible Note and the other Transaction Documents to Purchaser may be exercised from time to time and as often as may be deemed expedient by Purchaser.

         9. NOTICES. Any notice required by the provisions of this Convertible Note to be given to Purchaser shall be delivered personally, telecopied, or sent by certified mail or overnight via nationally recognized courier service (such as Federal Express), addressed to Purchaser at the address appearing on the books of Borrower. The date of personal delivery or telecopy or two (2) business days after the date of mailing (or the next business day after delivery to such courier service), as the case may be, shall be the date of such notice.


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         10. GOVERNING LAW. THIS CONVERTIBLE NOTE SHALL BE ENFORCED, GOVERNED BY
AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED ENTIRELY WITH SUCH STATE, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICT OF LAWS. THE PARTIES HERETO HEREBY SUBMIT TO THE EXCLUSIVE JURISDICTION OF THE UNITED STATES FEDERAL COURTS LOCATED IN THE CITY
OF NEW YORK, NEW YORK WITH RESPECT TO ANY DISPUTE ARISING UNDER THIS CONVERTIBLE NOTE, THE AGREEMENTS ENTERED INTO IN CONNECTION HEREWITH OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY. BOTH PARTIES IRREVOCABLY WAIVE THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH SUIT OR PROCEEDING. BOTH PARTIES FURTHER AGREE THAT SERVICE OF PROCESS UPON A PARTY MAILED BY FIRST CLASS MAIL SHALL BE DEEMED IN EVERY RESPECT EFFECTIVE SERVICE OF PROCESS UPON THE PARTY IN ANY SUCH SUIT OR PROCEEDING. NOTHING HEREIN SHALL AFFECT ANY PARTY'S RIGHT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW. THE PARTIES AGREE THAT A FINAL NON-APPEALABLE JUDGMENT IN ANY SUCH SUIT OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON SUCH JUDGMENT OR IN ANY OTHER LAWFUL MANNER. THE PARTIES HEREBY WAIVE A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM BROUGHT BY EITHER OF THE PARTIES HERETO AGAINST THE OTHER IN RESPECT OF ANY MATTER ARISING OUT OF OR IN CONNECTION WITH THIS CONVERTIBLE NOTE.

         11. WAIVERS. Borrower waives presentment for payment, demand, notice of demand, notice of nonpayment or dishonor, protest and notice of protest of this Convertible Note, and all other notices in connection with the delivery, acceptance, performance, default or enforcement of the payment of this Convertible Note, and Borrower agrees that its liability shall be unconditional, without regard to the liability of any other party, and shall not be affected in any manner by any indulgence, extension of time, renewal, waiver or modification granted or consented to by Purchaser.

         12. ATTORNEYS FEES. Borrower promises to pay all reasonable costs and expenses, including attorneys' fees, incurred in the collection and enforcement of this Convertible Note, including, without limitation, enforcement before any court and including all appellate proceedings.

         13. SEVERABILITY. Wherever possible each provision of this Convertible Note shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Convertible Note shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Convertible Note and shall be interpreted so as to be effective and valid.


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         IN WITNESS WHEREOF, Borrower has executed and delivered this
Convertible Note as of the day and year and at the place first written above.


                                            GLOBAL BEVERAGE SOLUTIONS, INC.,
                                            a Nevada corporation


                                            By: /s/ Jerry Pearring
                                                --------------------------------
                                                Name: Jerry Pearring
                                                Title: Chief Executive Officer